Exhibit 32.2

CERTIFICATION PRINCIPAL FINANCIAL OFICER
PURSUANT TO
18 U. S. C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Trig Acquisition 1, Inc.  (the “Company”) on Form 10-K for the period ended December 31, 2011 (the “Report”), I, A J Cervantes, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 16, 2012	/s/ Norman Kunin
A J Cervantes
Chief Executive Officer (Principal Financial Officer)